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                                                                      EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Conolog Corporation on Form S-8 of our report dated October 9, 1998, appearing in the Annual Report on Form 10-K of Conolog Corporation for the year ended July 31, 1998.





                                        Rosenberg Rich Baker
                                          Berman & Company

January 21, 1999